SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of event reported: November 15, 2000
                        Date of Report: November 29, 2000



                              NXGEN NETWORKS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                      000-28427                    870621120
----------------------------   ---------------------      ----------------------
(State or other jurisdiction   (Commission File No.)          (IRS Employer
   of  incorporation)                                     Identification Number)


            17000 LINCOLN STREET, SUITE 1920, DENVER, COLORADO 80203
            --------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 303-839-9143
                                                    ------------

                                 Not Applicable.
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective November 15, 2000, NxGen Networks, Inc. ("NxGen") engaged Ernst & Young, LLP as NxGen's principal accountants to audit NxGen's financial statements for the years ending December 31, 1999 and 2000. Ernst & Young replaces Andersen, Andersen & Strong, L.C. who had previously been engaged for the same purpose, and whose dismissal was effective November 15, 2000. The decision to change NxGen's principal accountants was approved by NxGen's Board of Directors on September 6, 2000.

Andersen, Andersen & Strong, L.C. was NxGen's principal accountant since October 1998. The reports of Andersen, Andersen & Strong, L.C. on NxGen's financial statements for the fiscal year ended December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report of Andersen, Andersen & Strong, L.C. covering the period ended December 31, 1998 contains an explanatory paragraph that states that NxGen has been in the development stage since its inception and has suffered recurring losses from operations and will need additional working capital for any future activity, which raises substantial doubt about its ability to continue as a going concern. Andersen, Andersen & Strong, L.C. have not audited and the Registrant has not filed audited financial statements for any periods subsequent to December 31, 1998.

During NxGen's fiscal year ended December 31 1998, and in the subsequent periods through the date of dismissal on November 15, 2000, there were no disagreements with Andersen, Andersen & Strong, L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, Andersen & Strong, L.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

Andersen, Andersen & Strong, L.C. has not informed NxGen of any reportable events during NxGen's fiscal year ended December 31, 1998 and in subsequent interim periods through June 30, 2000.

NxGen has provided Andersen, Andersen & Strong, L.C. with a copy of the disclosures made herein and has requested Andersen, Andersen & Strong, L.C. to furnish a letter addressed to the Securities and Exchange Commission within the next 10 days stating whether it agrees with the above statements. An unexecuted, form copy of this letter is filed as Exhibit 16 to this Form 8-K.

ITEM 5.  OTHER EVENTS

Not Applicable

ITEM 6. RESIGNATION OF DIRECTORS

Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (a) Financial Statements -  Not Applicable

 (b) Exhibits

     Exhibit 16 Letter of Andersen, Andersen & Strong, L.C. to the SEC stating Andersen's concurrence with the foregoing disclosure.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


NXGEN NETWORKS, INC.



/s/ Victoria T. Aguilar
Victoria T. Aguilar
General Counsel

Dated: November 29, 2000